U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 24, 2022

CANNABIS SUISSE CORP.

(Exact Name of Registrant as Specified in Its Charter)

NV 333-213009 38-3993849

(State or Other Jurisdiction (Commission File Number) (I.R.S. Employer

of Incorporation) Identification No.)

10 North Newman Street, Suite A, Jacksonville, FL 32202

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (305) 762-2585

6607 Clara Street # 270, Bell Gardens, CA, 90201

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company (X)

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ( )

ITEM 1.01 ENTRY INTO A MATERIAL DEFI NITIVE AGREEMENT.

On May 24, 2022, Suneetha Nandana Silva Sudusinghe (owner of 12,400,000 shares of common stock and 5,000,000 shares of preferred stock, representing 50.43 of the total common stock of the Company) sold these shares to Scott Mcalister for the sum of $450,000 (see Exhibit 2.1 attached hereto). At the same time, the Company acknowledges, transfers, assigns and conveys to Okie, LLC (“Assignee”) and all of its successors the total amount of $135,000 in the aggregate due under various loans agreement to the Assignee’s described as follows (see Exhibits 2.2 through 2.5 attached hereto):

(a) A loan agreement by and between Alan Parrik and the Company, dated January 19, 2022, in the amount of $85,000;

(b) A loan agreement by and between Noi Tech LLC and the Company, dated April 15, 2021, and, as of March 29, 2022, had a loan balance for future conversion in the amount of $20,000; and

(c) A loan agreement by and between Serhii Cherniienko and the Company, dated April 15, 2021; and, as of December 23, 2021, had a loan balance for future conversion in the amount of $30,000.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

As a result of the transaction described in Item 1.01 above, control of the Company has changed from Mr. Sudusinghe to Mr. Mcalister. There are no arrangements or understandings among the former and the new control person and their associates with respect to election of directors or other matters.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 24, 2017, the Company’s sole director, Suneetha Nandana Silva Sudusinghe appointed Scott Mcalister as a new director of the Company. Thereafter, Mr. Sudusinghe appointed John Carlin as President (Principal Executive Officer) of the Company, and Robert Carlin as Secretary/Treasurer (Principal Financial and Accounting Officer) of the Company in place of himself in these positions, Immediately thereafter Mr. Sudusinghe resigned as a director of the Company.

(a)       Scott Mcalister, Director.

Scott Mcalister, age 41, is an entrepreneur who has led a number of successful startups ranging from building and development to real estate and entertainment over the last 20 years.  His building and development background, the employee teams who surround him and fundamental business practices have been a key part in a history of successful execution, management and operations of his businesses. Mr. Mcalister was the owner of SWM Builders, LLC, a commercial real estate developer, from 2005 to 2017. From 2017 to the present, he has been the owner of SWM Contractors, Inc., a commercial real estate developer. Mr. Mcalister is a licensed general contractor in Florida. He received his Bachelors Degree in Psychology in 2000 from University of North Florida, Jacksonville, Florida.

(b)       John T. Carlin, President, President (Principal Executive Officer).

John Carlin, age 66, served as the chief executive officer of Bitcoin Alley from 2021 to 2022, and principal of Carlin Homes LLC, a home builder, from 2016 to 2021. During the period of 2011 to 2016, he was vice president of Tennessee Valley Authority. Mr. Carlin was vice president-Nuclear of Constellation Energy, which offers natural gas, electricity, solar through Sunrun in six states, plus Washington, D.C., and renewable energy plans, from 2005 to 2011. Mr. Carlin received his Bachelor of Science degree in general science from State University of New York and his Masters of Business Administration from National University in 1988. He hold a Senior Reactor Operator Certification (BWR and PWR) and Institute of Nuclear Power Operations Senior Nuclear Plant Manager Program, and participated in the U.S. Navy Nuclear Power Training Program in 1977.

Mr. Carlin’s background includes over four decades of experience in the field of power generation. He started his career in the U.S. Navy Nuclear Propulsion Program. In his career, Mr. Carlin held governance and oversight responsibilities at the fleet and site level for all aspects of operations, engineering, business operations, physical security, cybersecurity, information technology, regulatory affairs as well as direct management of over $8B in major projects.

(c)       Robert J. Carlin, Secretary/Treasurer (Principal Financial and Accounting Officer).

Robert J. Carlin, age 62 has served (from January 2010 to the present) as an independent business consultant providing investment banking and compliance consultancy. For the period of August 2016 to the present, he has also served as an equipment specialist focused on capital equipment. Mr. Carlin received his bachelor's degree in business administration from Virginia Commonwealth University, Richmond, Virginia.

There is no material plan, contract or arrangement (whether or not written) to which a covered officer is a party or in which he participates that is entered into or material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

There are no transactions with related persons, promoters and certain control persons.

There is no family relationship between any director, or person nominated or chosen by the to become a director or executive officer.

ITEM 8.01 OTHER EVENTS.

Effective on May 24, 2022, the address of the Company is changed to 10 North Newman Street, Suite A, Jacksonville, Florida 32202. The new telephone number for the Company is (305) 762.2585.

Exhibits.

Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-K.

Number Description

2.1	Securities Purchase Agreement between Suneetha Nandana Silva Sudusinghe and Scott Mcalister, dated May 24, 2022 (filed herewith).

2.2	Assignment of Convertible Note between Alain Parrik and Okie, LLC, dated May 24, 2022 (“Assignee”) (filed herewith).

2.3	Assignment of Convertible Note between Noi Tech LLC and Okie, LLC, dated May 24, 2022 (filed herewith).

2.4	Assignment of Convertible Note between Serhii Cherniienko and Okie, LLC, dated May 24, 2022 (filed herewith).

2.5	Acknowledgment of Assignment of Debt between Suneetha Nandana Silva Sudusinghe and Okie, LLC, dated May 24, 2022 (filed herewith).

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cannabis Suisse Corp.

Dated: July 28, 2022

By: /s/ John Carlin

John Carlin, President